UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7108

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Stockholders of eBay Inc. (the “Company”) held on June 20, 2024 (the “2024 Annual Meeting”), the Company’s stockholders voted on the following three proposals:

1.	The election of ten director nominees, each to serve as a member of the Board of Directors until the Company’s 2025 Annual Meeting of Stockholders and until his, her or their respective successor has been elected and qualified (Proposal 1);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2024 (Proposal 2); and

3.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3).

The following is a summary of the matters voted on at the meeting.

1.	Proposal 1 – Election of Directors. Each of the ten director nominees proposed by the Company was elected to serve until the Company’s 2025 Annual Meeting of Stockholders and until his, her or their respective successor has been elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adriane M. Brown	396,080,512	22,972,043	155,136	42,473,412
Aparna Chennapragada	418,599,572	448,758	159,361	42,473,412
Logan D. Green	408,971,026	10,076,657	160,008	42,473,412
E. Carol Hayles	410,180,222	8,865,410	162,059	42,473,412
Jamie Iannone	418,658,021	396,924	152,746	42,473,412
Shripriya Mahesh	418,735,441	292,819	179,431	42,473,412
Paul S. Pressler	406,642,919	12,405,640	159,132	42,473,412
Zane Rowe	418,563,378	474,819	169,494	42,473,412
Mohak Shroff	418,698,655	335,205	173,831	42,473,412
Perry M. Traquina	417,778,558	1,265,092	164,041	42,473,412

2.	Proposal 2 – Ratification of Independent Auditors. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
407,963,293	53,447,241	270,569	N/A

3.	Proposal 3 – Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
358,297,325	60,635,973	274,393	42,473,412

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: June 21, 2024	/s/ Molly Finn
Name: Molly Finn
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary